UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

MEDTOX SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On July 2, 2012, MEDTOX Laboratories, Inc., a wholly owned subsidiary of MEDTOX Scientific, Inc. (the "Company"), entered into a Second Amendment of Lease (“Second Amendment”) to the Commercial Lease ("Commercial Lease") dated July 28, 2000 and as amended on May 25, 2007, with St. Paul Properties, Inc. (“Lessor”).  The Second Amendment, effective as of August 31, 2012, extends the term of the lease to August 31, 2013 and provides for annual base rent rate of $154,500 per year for the period ending August 31, 2013.  The Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
10.1	Amendment of Lease dated July 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date:  July 2, 2012                                                                                By:        /s/ Richard J. Braun
Name:  Richard J. Braun
Title:    Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment of Lease dated July 2, 2012